THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION HAVE BEEN AND WILL BE ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT EITHER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS RELATING TO SUCH DISPOSITION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS PROMISSORY NOTE AND SUCH SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

                           CONVERTIBLE PROMISSORY NOTE


$250,000                                                    Teaneck, New Jersey
                                                                  March 27, 2000


     FOR VALUE RECEIVED, the undersigned, Vizacom Inc., a Delaware corporation ("Maker"), does hereby promise to pay to the order of David N. Salav ("Payee"), with an address at 156 Dari Drive, Holbrook, New York 11741, or at such other place as the Payee or any holder hereof may from time to time designate, the principal sum of TWO HUNDRED AND FIFTY THOUSAND and 00/100 DOLLARS ($250,000), in lawful money of the United States and immediately available funds, together with interest on the unpaid balance of said principal amount from time to time outstanding a rate equal to 6.27% per annum accruing from the date hereof, in twelve monthly installments of $20,833.33 plus interest commencing March 27, 2000. Interest shall be calculated on the basis of the actual number of days elapsed in a 360 day year of twelve 30-day months. This Note is made pursuant
Section 1.6(a) to a certain Agreement and Plan of Merger among Maker, Payee and others.

1.   Events of Default

Upon the occurrence of any of the following events (each, an "Event of Default" and collectively, the "Events of Default"):

     (a) failure by Maker to pay the principal or interest of the Note or any installment thereof within ten business days after such payment is due, whether on the date fixed for payment or by acceleration or otherwise; or

          (b) a final judgment for the payment of money in excess of $100,000 shall be rendered against Maker, and such judgment shall remain undischarged for a period of sixty days from the date of entry thereof unless within such sixty day period such judgment shall be stayed, and appeal taken therefrom and the execution thereon stayed during such appeal; or

          (c) if Maker shall default in respect of any evidence of indebtedness or under any agreement under which any notes or other evidence of indebtedness of Maker are issued, if the effect thereof is to cause, or permit the holder or holders thereof to cause, such obligation or obligations in an amount in excess of $75,000 in the aggregate to become due prior to its or their stated maturity or to permit the acceleration thereof; or

          (d) if Maker or any other authorized person or entity shall take any action to effect a dissolution, liquidation or winding up of Maker; or

          (e) if Maker shall make a general assignment for the benefit of creditors or consent to the appointment of a receiver, liquidator, custodian, or similar official of all or substantially all of its properties, or any such official is placed in control of such properties, or Maker admits in writing its inability to pay its debts as they mature, or Maker shall commence any action or proceeding or take advantage of or file under any federal or state insolvency statute, including, without limitation, the United States Bankruptcy Code or any political subdivision thereof, seeking to have an order for relief entered with respect to it or seeking adjudication as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, administration, a voluntary arrangement, or other relief with respect to it or its debts; or

          (f) there shall be commenced against Maker any action or proceeding of the nature referred to in paragraph (e) above or seeking issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of the property of Maker, which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of sixty days; or

          (g) any default under any of (i) the Guaranty of this Note of even date between PWR Acquisition Corp., a Delaware Corporation ("PWR"), and Payee;
(ii) the Convertible Promissory Note (the "CPN2") of even date by Maker made to the other Seller Stockholder - ("SS"); (iii) the Guaranty of the CPN2 of even date between PWR and SS; (iv) the Promissory Note (the "PN") of even date made by PWR to Payee; (v) the Guaranty of the PN of even date between Maker and Payee; (vi) the Promissory Note (the "PN2") of even date made by PWR to SS; and
(vii) the Guaranty of the PN2 of even date between Maker and SS.

          (h) any material  default by Maker of the first or second  sentence of
Section 3(a) or of Section 3(b) of the Executive Employment Agreement of even date between Maker and Payee, then, in addition to all rights and remedies of Payee under applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, at his option, Payee may declare all amounts owing under this Note to be due and payable, whereupon the then unpaid balance hereof together with all interest accrued thereon, shall forthwith become due and payable, together with default interest accruing thereafter at the then applicable rate stated above plus three percent (3%) per annum until the indebtedness evidenced by this Note is paid in full, plus all costs and expenses of collection or enforcement hereof, including, but not limited to, attorneys' fees and expenses.

2. Prepayment. Maker may prepay, at any time upon fifteen (15) days written notice to Payee, the unpaid principal balance of this Note or any portion thereof, together with all accrued and unpaid interest on the amount so prepaid. Amounts so prepaid shall be applied first to Maker's obligations under this Note in respect of interest, and second to other fees, and next to principal. Payee shall have the right to convert this Note as provided in Section 4 below, including with respect to the amount specified in a Prepayment Notice to be prepaid, during the period from the date of such Prepayment Notice to the scheduled date of such prepayment.

3. Offset. The obligation of Maker to make payments pursuant to this Note is subject to Maker's right of offset set forth in Section 9.3 of the Merger Agreement.

4. Conversion of this Note.

     (a)  Conversion Option and Manner of Exercise.

          (i) Upon compliance with the provisions of Subparagraph 4(a)(ii) hereof (an "Optional Conversion"), Payee shall have the option, exercisable at any time and from time to time, on or prior to the date all sums due and payable pursuant to this Convertible Note are paid to convert all or any portion of the principal amount of this Note, and all or any portion of the accrued and unpaid interest thereon, in each case with respect to which Payee has not received an Offset Notice, into shares of Common Stock, par value $.001 per share, of Maker ("Common Stock") (or such other securities as provided in Paragraph 4(f) below) at the initial conversion price of one share of Common Stock for every $3.00 of principal and/or interest so converted or, in case an adjustment of such price has taken place pursuant to the provisions of Paragraph 4(e), then at the price as last adjusted and in effect at the date this Note or portion thereof is surrendered for conversion (such initial conversion price or such initial conversion price as last adjusted, as the case may be, being herein referred to as the "Conversion Price").

          (ii) In order to exercise the Conversion Option, Payee shall surrender this Note to the Company at its principal office with
               the  Optional  Conversion   Notice   (the  "Optional   Conversion
               Notice") attached hereto as Exhibit A properly completed and executed.

     (b) Issuance of Common Stock Certificates; Effective Date of Conversion. As promptly as practicable (but in any event within ten business days) after (i) the receipt by Maker of an Optional Conversion Notice given in accordance with Paragraph 4(a), Maker shall issue and deliver to Payee, issued in the name of Payee (or such other party as Payee may designate in writing in a form reasonably acceptable to Maker), (A) certificate(s) representing the number of full shares of

Common Stock issuable in accordance with Paragraph 4(a). Such conversion shall be deemed to have been effected as of the close of business on the date on which such Optional Conversion Notice shall have been given and, at such effective time, the rights of Payee as the holder of this Note (or specified portion thereof) shall cease, including the accrual of further interest on this Note (or specified portion thereof) and Payee (or the party in whose name or names any certificates representing shares of Common Stock shall be issuable) shall be deemed to have become the holder(s) of record of the shares of Common Stock issuable in accordance with Paragraph 4(a). In addition, the Conversion Price shall be determined as of the close of business on the date on which the Optional Conversion Notice shall have been given.

     (c) Adjustments on Conversion. No payment or adjustment shall be made upon any conversion made under Paragraph 4(a) on account of any cash dividends declared for payment as of a record date prior to the date of Optional Conversion on the shares of Common Stock issued upon such Optional Conversion of this Note, but Maker shall pay, with the next installment, all interest on this Note (if interest is not to be converted as provided in the Optional Conversion Notice) or the portion thereof surrendered for conversion accrued to the date when the Conversion Notice shall have been given. In the case of this Note being converted in part only, Maker shall, upon such Optional Conversion, execute and deliver to Payee thereof, at the expense of Maker, a new note in principal amount equal to the unconverted portion of this Note (dated as of the last installment date on which a payment has been paid thereon) and otherwise of like tenor therewith.

     (d) Adjustments of Conversion Price and Conversion Rate. The Conversion Price and the number of shares of Common Stock issuable and deliverable hereunder shall be adjusted from time to time as provided in this Paragraph 4(d).

          (i) Stock Dividends, Subdivisions and Combinations. If after the date hereof Maker shall:

                         (A) pay a dividend or make a distribution in shares of Common Stock to holders of its capital stock of any class;

                         (B) subdivide the outstanding shares of Common Stock into a larger number of shares;

                         (C) combine the outstanding shares of Common Stock into a smaller number of shares; or

                         (D) issue by reclassification of shares of Common Stock into any shares of capital stock of Maker;

then the Conversion Price shall be adjusted to that price determined by multiplying each of the Conversion Price in effect immediately prior to such event by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such event and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Subparagraph 4(d)(i) shall become effective immediately after the record date, in the case of a dividend or distribution, and the effective date, in the case of a subdivision, combination or reclassification.

          (ii) Minimum Adjustment. Except as hereinafter provided, no adjustment of the Conversion Price hereunder shall be made if such adjustment results in a change of the Conversion Price then in effect of less than two cents ($.02) per share. Any adjustment of less than two cents ($.02) per share of any Conversion Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with adjustment or adjustments so carried forward, amounts to two cents ($.02) per share or more. However, upon conversion of this Note, Maker shall make all necessary adjustments (to the nearest cent) not theretofore made to the Conversion Price up to and including the effective date upon which this Note is converted.

          (iii) Notice of Adjustments. Whenever the Conversion Price shall be adjusted pursuant to this Paragraph 3(d), the Maker shall promptly deliver a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of Maker, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of Maker made any determination hereunder), by first class mail postage prepaid to Payee.

     (e) Mergers, Consolidations, Sales. In the case of any consolidation or merger of Maker with another entity, or any reorganization or reclassification of the Common Stock or other equity securities of Maker (except a split-up, combination or reclassification, provision for which is made in clause (i) of Paragraph 4(d)), then, as a condition of such consolidation, merger, reorganization or reclassification, lawful and adequate provision shall be made whereby Payee shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon conversion of this Note, such shares of stock, securities, assets or cash as may (by virtue of such consolidation, merger, reorganization or reclassification) be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so receivable hereunder had such consolidation, merger, sale, reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of Payee to the end that the provisions of this Paragraph 4 including, without limitation, provisions for adjustment of the per share Conversion Price) shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities, assets or cash thereafter deliverable upon conversion of this Note. Maker shall not effect any such consolidation or merger, unless prior to or simultaneously with the consummation thereof, the successor entity (if other than Maker) resulting from such consolidation or merger shall assume by written instrument executed and mailed or delivered to Payee, the obligation to deliver to Payee such shares of stock, securities, assets or cash as, in accordance with the foregoing provisions, Payee may be entitled to receive.

     (f) Certain Notices to Payees. If, at any time prior to cancellation of this Note by payment in full, conversion, or a combination thereof, any of the following events shall occur:

               (i) Maker shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of Maker; or

               (ii) Maker shall offer to all the holders of its Common Stock any additional shares of capital stock of Maker or securities convertible into or exchangeable for shares of capital stock of Maker, or any option, right or warrant to subscribe therefor; or

               (iii) a dissolution, liquidation, or winding up of Maker (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets, and business as an entirety shall be proposed; then, in any one or more of said events, Maker shall give the written notice of such event at least fifteen (15) calendar days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up, or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be, provided, however, any failure or defect in connection with any such notice shall not invalidate, impair or otherwise effect any such transaction.

          (g) Reservation of Common Stock. Maker covenants and agrees that it will at all times reserve and keep available such number of authorized shares of its Common Stock, solely for the purpose of issuance upon any Optional Conversion of this Note as herein provided for, as shall then be issuable upon any Optional Conversion of this Note.

          (h) Fully Paid Stock; Taxes. Maker covenants and agrees that the shares of Common Stock represented by each and every certificate to be delivered on the exercise of the conversion rights provided for in this Paragraph 4 shall, at the time of such delivery, be validly issued and outstanding and be fully paid and nonassessable. Maker further covenants and agrees that it will pay when due and payable any and all federal and state taxes (other than income taxes) which may be payable in respect of this Note or any Common Stock or certificates therefor upon the exercise of the conversion rights herein provided for pursuant to the provisions of this Paragraph 4. Maker shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of stock certificates in the name other than that of Payee, and any such tax shall be paid by such holder at the time of presentation.

          (i) Closing of Transfer Books. The right to convert this Note shall not be suspended during any period while the transfer books of the Company for the Common Stock may be closed. Maker shall not be required, however, to deliver certificates representing shares of Common Stock upon such conversion or exercise, as the case may be, while such books are duly closed for any purpose, but Maker may postpone the delivery of the certificates for such Common Stock until the opening of such books, and such certificates shall, in such case, be delivered forthwith upon the opening thereof, or as soon as practicable thereafter.

          (j) Legend. Any certificate(s) for shares of Common Stock or other securities issued upon conversion of this Note shall bear the following legend:

          "The securities represented by this certificate have been acquired for investment and have not been registered pursuant to the Securities Act of 1933, as amended, or any applicable state statutes. Such securities may not be sold, transferred, pledged, hypothecated or otherwise disposed of without either an effective registration statement relating to such disposition or an opinion of counsel satisfactory to Vizacom Inc. that the securities may be so disposed of without being registered."

          "The securities represented by this certificate are subject to a Registration Rights Agreement dated as of March 27, 2000 between David N. Salav and Vizacom Inc."

          (k) Investment Letter. In connection with the issuance to Payee of this Note, Payee agrees to execute an investment letter in such form as reasonably requested by Maker and its counsel and as may be required to comply with federal and applicable state securities laws. Upon any issuance of securities upon conversion of this Note, it shall be Maker's responsibility to comply with the requirements of: (1) the Securities Act of 1933, as amended; (2) the Securities Act of 1934, as amended; (3) any applicable listing requirements of any national securities exchange or NASDAQ; (4) any state securities regulation or "Blue Sky" laws; and (5) requirements under any other law or regulation applicable to the issuance or transfer of such shares. If required by the Maker, in connection with the issuance of securities upon conversion of this Note, Payee will give: (i) assurances in writing, satisfactory to Maker, that such securities are not being acquired with a view to the distribution thereof in violation of applicable laws, (ii) sufficient information, in writing, to enable Maker to rely on exemptions from the registration or qualification requirements of applicable laws, if available, with respect to such exercise, and (iii) its cooperation to Maker in connection with such compliance.

4.   Miscellaneous.

     (a) Maker (i) waives diligence, notice of dishonor, demand, presentment, protest, notice of protect and notice of any kind, (ii) agrees that it will not be necessary for any holder hereof to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security or forbearance or other indulgence, without notice or consent.

     (b) All payments to be made to Payee under this Note shall be made into such account or accounts as the Payee may from time to time specify for that purpose.

     (c) The provisions of this Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged, nor shall any waiver be applicable except in the specific instance for which it is given.

     (d) This Note may not be assigned without the prior written consent of Maker.

     (e) The execution and delivery of this Note has been authorized by the Board of Directors of Maker.

     (f) This Note shall be governed by and construed, and all rights and obligations hereunder and thereunder determined, in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof and shall be binding upon the successors and assigns of Maker and inure to the benefit of the Payee, its successors, endorsees and assigns.

     (g) If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions shall in no way be affected thereby.

     (h) No delay or failure on the part of Payee to exercise any power or right shall operate as a waiver thereof, and such rights and powers shall be deemed continuous, nor shall a partial exercise preclude full exercise thereof, and no right or remedy of Payee shall be deemed abridged or modified by any course of conduct, and no waiver thereof shall be predicated thereon, nor shall failure to exercise any such power or right subject Payee to any liability.

     (i) Upon receipt by Maker of evidence and adequate indemnification by Payee reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Note, and upon surrender and cancellation of this Note, if mutilated, Maker will make and deliver a new Note of like tenor, in lieu thereof.

     (j) Whenever used herein, the terms "Maker" and "Payee" shall be deemed to include their respective successors and assigns.

                                           VIZACOM INC.
ATTEST:

/s/ Marc E. Jaffe                      By: /s/ Mark E. Leininger
Marc E. Jaffe                              Mark E. Leininger
Secretary                                  President and Chief Executive Officer

                                       Exhibit A to Promissory Note

                                CONVERSION NOTICE

To Vizacom Inc.:

The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note or portion hereof below designated, for shares of Common Stock, par value $.001 per share, of Vizacom Inc. or securities or other property or cash in accordance with the terms of this Note, and directs that the shares, other securities, other property or cash deliverable upon the conversion, together with any check in payment for fractional shares and a new promissory note representing any unexchanged principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If the shares or other securities are to be delivered registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


                              --------------------------------------------------
                              (Sign exactly as name appears on the cover of this Note and the signature(s) must be guaranteed)

Principal Amount of this Note to be Converted:    $
                                                    --------------

Accrued Interest on this Note to be Converted:    $
                                                    --------------


Fill in for registration of shares or other securities if to be delivered, and of Notes if to be issued, otherwise than to the registered holder.


Name:
       -------------------------------------------------------------------------

Social Security or Other Taxpayer Identification Number:
                                                         -----------------------

Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------